Exhibit 99.1

UNION PACIFIC REPORTS BEST-EVER QUARTERLY RESULTS

Second Quarter Diluted Earnings per Share Up 32 Percent

FOR IMMEDIATE RELEASE

All-Time Quarterly Records

•	Diluted earnings per share of $2.10 improved 32 percent.

•	Operating revenues totaled $5.2 billion, up 7 percent.

•	Operating income totaled $1.7 billion, up 24 percent.

•	Operating ratio of 67.0 percent improved 4.3 points.

•	Customer satisfaction index reached 93, up 1 point and tied the best-ever quarterly record.

Omaha, Neb., July 19, 2012 – Union Pacific Corporation (NYSE: UNP) today reported 2012 second quarter net income of $1 billion, or $2.10 per diluted share, compared to $785 million, or $1.59 per diluted share, in the second quarter 2011.

“We’re clearly delivering on the strength of our diverse franchise,” said Jack Koraleski, Union Pacific chief executive officer. “Volume growth across many of our market sectors offset the 17 percent decline in coal volumes. When combined with solid pricing, efficient network operations and continued productivity gains, the net result was our best-ever quarter by nearly every financial measure.”

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Second Quarter Summary

Second quarter business volumes, as measured by total revenue carloads, were up slightly compared to 2011. Volume growth in four of Union Pacific’s six business groups – automotive, chemicals, industrial products and intermodal – was offset by declines in shipments of coal and agricultural products. Quarterly operating revenue increased 7 percent in the second quarter 2012 to $5.2 billion versus $4.9 billion in the second quarter 2011. In addition:

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Five of Union Pacific’s six business groups reported freight revenue growth in the second quarter, driven by core pricing gains and improved fuel surcharge recovery. Volume growth also contributed to revenue growth for four of the business groups.

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Union Pacific’s operating ratio of 67.0 percent was an all-time quarterly best, 4.3 points better than the second quarter 2011 and 1.2 points better than the previous record set in the third quarter 2010. Pricing gains, improved fuel surcharge recovery and efficient operations drove this record performance. Lower fuel prices also contributed to 1.1 points of the improvement versus last year.

•	Average quarterly diesel fuel prices decreased 2 percent to $3.21 per gallon in the second quarter 2012 from $3.29 per gallon in the second quarter 2011.

•	The Customer Satisfaction Index of 93 tied the all-time quarterly record and was 1 point better than the second quarter 2011.

•	Quarterly train speed, as reported to the Association of American Railroads, was 26.6 mph, increasing 2 percent compared to the second quarter 2011.

•	The Company repurchased 3.8 million shares in the second quarter 2012 at an average share price of $110.02 and an aggregate cost of $415 million.

Summary of Second Quarter Freight Revenues

•	Automotive up 25 percent

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•	Industrial Products up 14 percent

•	Chemicals up 13 percent

•	Intermodal up 10 percent

•	Agricultural up 1 percent

•	Coal down 9 percent

2012 Outlook

“Looking ahead to the second half of the year, the global economic outlook has become more uncertain and coal volumes remain a challenge,” Koraleski said. “However, we’ll continue to take advantage of the opportunities provided by our diverse franchise to drive record financial results and increase shareholder returns once again this year.”

About Union Pacific

It was 150 years ago that Abraham Lincoln signed the Pacific Railway Act of July 1, 1862, creating the original Union Pacific. One of America’s iconic companies, today, Union Pacific Railroad is the principal operating company of Union Pacific Corporation (NYSE: UNP), linking 23 states in the western two-thirds of the country by rail and providing freight solutions and logistics expertise to the global supply chain. From 2000 through 2011, Union Pacific spent more than $31 billion on its network and operations, making needed investments in America’s infrastructure and enhancing its ability to provide safe, reliable, fuel-efficient and environmentally responsible freight transportation. Union Pacific’s diversified business mix includes Agricultural Products, Automotive, Chemicals, Coal, Industrial Products and Intermodal. The railroad serves many of the fastest-growing U.S. population centers and emphasizes excellent customer service. Union Pacific operates competitive routes from all major West Coast and Gulf Coast ports to eastern gateways, connects with Canada’s rail systems and is the only railroad serving all six major Mexico gateways.

Investor contact is Michelle Gerhardt, (402) 544-4227.

Media contact is Donna Kush, (402) 544-3753.

Supplemental financial information is attached.

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This press release and related materials contain statements about the Corporation’s future that are not statements of historical fact, including specifically the statements regarding the Corporation’s expectations with respect to economic conditions and its ability to take advantage of growth opportunities, including opportunities in markets other than coal; and whether it can generate record financial results and increase returns to shareholders. These statements are, or will be, forward-looking statements as defined by the Securities Act of 1933 and the Securities Exchange Act of 1934. Forward-looking statements also generally include, without limitation, information or statements regarding: projections, predictions, expectations, estimates or forecasts as to the Corporation’s and its subsidiaries’ business, financial, and operational results, and future economic performance; and management’s beliefs, expectations, goals, and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved. Forward-looking information, including expectations regarding operational and financial improvements and the Corporation’s future performance or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statement. Important factors, including risk factors, could affect the Corporation’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements. Information regarding risk factors and other cautionary information are available in the Corporation’s Annual Report on Form 10-K for 2011, which was filed with the SEC on February 3, 2012. The Corporation updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward-looking statements speak only as of, and are based only upon information available on, the date the statements were made. The Corporation assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. If the Corporation does update one or more forward-looking statements, no inference should be drawn that the Corporation will make additional updates with respect thereto or with respect to other forward-looking statements. References to our website are provided for convenience and, therefore, information on or available through the website is not, and should not be deemed to be, incorporated by reference herein.

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UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

Millions, Except Per Share Amounts and Percentages,	2nd Quarter				Year-to-Date
For the Periods Ended June 30,	2012	2011	%		2012	2011	%
Operating Revenues
Freight revenues	$4,913	$4,595	7%		$9,736	$8,843	10%
Other revenues	308	263	17		597	505	18
Total operating revenues	5,221	4,858	7		10,333	9,348	11

Operating Expenses
Compensation and benefits	1,151	1,166	(1)		2,362	2,333	1
Fuel	882	904	(2)		1,808	1,730	5
Purchased services and materials	542	516	5		1,068	991	8
Depreciation	433	401	8		860	796	8
Equipment and other rents	299	283	6		595	585	2
Other	190	196	(3)		406	384	6
Total operating expenses	3,497	3,466	1		7,099	6,819	4

Operating Income	1,724	1,392	24		3,234	2,529	28
Other income	21	26	(19)		37	41	(10)
Interest expense	(135)	(148)	(9)		(270)	(289)	(7)
Income before income taxes	1,610	1,270	27		3,001	2,281	32
Income taxes	(608)	(485)	25		(1,136)	(857)	33
Net Income	$1,002	$785	28%		$1,865	$1,424	31%

Share and Per Share
Earnings per share - basic	$2.11	$1.61	31%		$3.92	$2.91	35%
Earnings per share - diluted	$2.10	$1.59	32		$3.89	$2.89	35
Weighted average number of shares - basic	473.8	488.4	(3)		475.8	489.0	(3)
Weighted average number of shares - diluted	477.2	492.4	(3)		479.3	493.3	(3)
Dividends declared per share	$0.60	$0.475	26		$1.20	$0.855	40

Operating Ratio	67.0%	71.3%	(4.3)	pts	68.7%	72.9%	(4.2)	pts
Effective Tax Rate	37.8%	38.2%	(0.4)	pts	37.9%	37.6%	0.3	pts

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	2nd Quarter			Year-to-Date
For the Periods Ended June 30,	2012	2011	%	2012	2011	%
Freight Revenues (Millions)
Agricultural	$854	$849	1%	$1,712	$1,656	3%
Automotive	475	381	25	905	723	25
Chemicals	795	703	13	1,563	1,367	14
Coal*	869	950	(9)	1,864	1,902	(2)
Industrial Products	917	803	14	1,780	1,493	19
Intermodal	1,003	909	10	1,912	1,702	12
Total	$4,913	$4,595	7%	$9,736	$8,843	10%

Revenue Carloads (Thousands)
Agricultural	233	237	(2)%	467	475	(2)%
Automotive	190	165	15	370	322	15
Chemicals	261	233	12	502	456	10
Coal*	412	496	(17)	907	1,034	(12)
Industrial Products	316	297	6	606	560	8
Intermodal**	846	819	3	1,624	1,589	2
Total	2,258	2,247	-%	4,476	4,436	1%

Average Revenue per Car
Agricultural	$3,665	$3,580	2%	$3,665	$3,483	5%
Automotive	2,505	2,321	8	2,449	2,250	9
Chemicals	3,044	3,024	1	3,111	3,000	4
Coal*	2,109	1,916	10	2,055	1,840	12
Industrial Products	2,907	2,697	8	2,941	2,665	10
Intermodal**	1,185	1,108	7	1,177	1,071	10
Average	$2,176	$2,045	6%	$2,175	$1,993	9%

*	Formerly titled Energy.

**	Each intermodal container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Financial Position (unaudited)

Millions, Except Percentages	Jun. 30, 2012	Dec. 31, 2011
Assets
Cash and cash equivalents	$1,201	$1,217
Other current assets	2,755	2,510
Investments	1,211	1,175
Net properties	40,937	39,934
Other assets	270	260
Total assets	$46,374	$45,096

Liabilities and Common Shareholders’ Equity
Debt due within one year	$780	$209
Other current liabilities	3,137	3,108
Debt due after one year	8,636	8,697
Deferred income taxes	12,646	12,368
Other long-term liabilities	2,088	2,136
Total liabilities	27,287	26,518

Total common shareholders’ equity	19,087	18,578

Total liabilities and common shareholders’ equity	$46,374	$45,096

Debt to Capital	33.0%	32.4%
Adjusted Debt to Capital*	40.6%	40.7%

*	Adjusted Debt to Capital is a non-GAAP measure; however, we believe that it is important in evaluating our financial performance. See page 8 for a reconciliation to GAAP.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Cash Flows (unaudited)

Millions,	Year-to-Date
For the Periods Ended June 30,	2012	2011
Operating Activities
Net income	$1,865	$1,424
Depreciation	860	796
Deferred income taxes	274	459
Other - net	(223)	(39)
Cash provided by operating activities	2,776	2,640

Investing Activities
Capital investments	(1,816)	(1,327)
Other - net	(66)	(39)
Cash used in investing activities	(1,882)	(1,366)

Financing Activities
Common shares repurchased	(833)	(608)
Debt issued	695	-
Dividends paid	(575)	(374)
Debt repaid	(193)	(131)
Debt exchange	-	(272)
Other - net	(4)	80
Cash used in financing activities	(910)	(1,305)

Net Change in Cash and Cash Equivalents	(16)	(31)
Cash and cash equivalents at beginning of year	1,217	1,086
Cash and Cash Equivalents End of Period	$1,201	$1,055

Free Cash Flow*
Cash provided by operating activities	$2,776	$2,640
Cash used in investing activities	(1,882)	(1,366)
Dividends paid	(575)	(374)
Free cash flow	$319	$900

*

Free cash flow is a non-GAAP measure; however, we believe that it is important to management and investors in evaluating our financial performance and measures our ability to generate cash without incurring additional financing.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Operating and Performance Statistics (unaudited)

	2nd Quarter				Year-to-Date
For the Periods Ended June 30,	2012	2011	%		2012	2011	%
Operating/Performance Statistics
Gross ton-miles (GTMs) (millions)	234,483	239,216	(2)%		474,967	474,622	-%
Employees (average)	45,797	44,971	2		45,720	44,508	3
GTMs (millions) per employee	5.12	5.32	(4)		10.39	10.66	(3)
Customer satisfaction index	93	92	1	pt	93	92	1	pt

Locomotive Fuel Statistics
Average fuel price per gallon consumed	$3.21	$3.29	(2)%		$3.22	$3.08	5%
Fuel consumed in gallons (millions)	265	265	-		544	543	-
Fuel consumption rate*	1.132	1.109	2		1.146	1.144	-

AAR Reported Performance Measures
Average train speed (miles per hour)	26.6	26.1	2%		26.5	26.1	2%
Average terminal dwell time (hours)	25.5	25.6	-		26.0	26.0	-
Average rail car inventory (thousands)	268.6	271.9	(1)		272.0	271.5	-

Revenue Ton-Miles (Millions)
Agricultural	21,212	22,548	(6)%		43,121	45,154	(5)%
Automotive	3,860	3,205	20		7,517	6,382	18
Chemicals	16,793	14,953	12		32,838	29,521	11
Coal**	46,322	54,730	(15)		100,701	113,000	(11)
Industrial Products	18,455	17,001	9		36,143	32,106	13
Intermodal	19,987	19,726	1		39,016	38,765	1
Total	126,629	132,163	(4)%		259,336	264,928	(2)%

*	Fuel consumption is computed as follows: gallons of fuel consumed divided by gross ton-miles in thousands.

**	Formerly titled Energy.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

	2012
Millions, Except Per Share Amounts and Percentages	1st Qtr	2nd Qtr	Year-to-Date
Operating Revenues
Freight revenues	$4,823	$4,913	$9,736
Other revenues	289	308	597
Total operating revenues	5,112	5,221	10,333

Operating Expenses
Compensation and benefits	1,211	1,151	2,362
Fuel	926	882	1,808
Purchased services and materials	526	542	1,068
Depreciation	427	433	860
Equipment and other rents	296	299	595
Other	216	190	406
Total operating expenses	3,602	3,497	7,099

Operating Income	1,510	1,724	3,234
Other income	16	21	37
Interest expense	(135)	(135)	(270)
Income before income taxes	1,391	1,610	3,001
Income tax expense	(528)	(608)	(1,136)
Net Income	$863	$1,002	$1,865

Share and Per Share
Earnings per share - basic	$1.81	$2.11	$3.92
Earnings per share - diluted	$1.79	$2.10	$3.89
Weighted average number of shares - basic	477.8	473.8	475.8
Weighted average number of shares - diluted	481.4	477.2	479.3
Dividends declared per share	$0.60	$0.60	$1.20

Operating Ratio	70.5%	67.0%	68.7%
Effective Tax Rate	38.0%	37.8%	37.9%

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	2012
	1st Qtr	2nd Qtr	Year-to-Date
Freight Revenues (Millions)
Agricultural	$858	$854	$1,712
Automotive	430	475	905
Chemicals	768	795	1,563
Coal*	995	869	1,864
Industrial Products	863	917	1,780
Intermodal	909	1,003	1,912
Total	$4,823	$4,913	$9,736

Revenue Carloads (Thousands)
Agricultural	234	233	467
Automotive	180	190	370
Chemicals	241	261	502
Coal*	495	412	907
Industrial Products	290	316	606
Intermodal**	778	846	1,624
Total	2,218	2,258	4,476

Average Revenue per Car
Agricultural	$3,664	$3,665	$3,665
Automotive	2,390	2,505	2,449
Chemicals	3,184	3,044	3,111
Coal*	2,010	2,109	2,055
Industrial Products	2,977	2,907	2,941
Intermodal**	1,169	1,185	1,177
Average	$2,175	$2,176	$2,175

*	Formerly titled Energy.

**	Each intermodal container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Non-GAAP Measures Reconciliation to GAAP

Debt to Capital*
Millions, Except Percentages	Jun. 30, 2012	Dec. 31, 2011
Debt (a)	$9,416	$8,906
Equity	19,087	18,578
Capital (b)	$28,503	$27,484
Debt to capital (a/b)	33.0%	32.4%

*

Total debt divided by total debt plus equity. Management believes this is an important measure in evaluating our balance sheet strength and is important in managing our credit ratios and financing relationships.

Adjusted Debt to Capital, Reconciliation to GAAP*
Millions, Except Percentages	Jun. 30, 2012	Dec. 31, 2011
Debt	$9,416	$8,906
Net present value of operating leases	3,020	3,224
Unfunded pension and OPEB	623	623
Adjusted debt (a)	13,059	12,753
Equity	19,087	18,578
Adjusted capital (b)	$32,146	$31,331

Adjusted debt to capital (a/b)	40.6%	40.7%

*

Total debt plus net present value of operating leases plus after-tax unfunded pension and OPEB obligation divided by total debt plus net present value of operating leases plus after-tax unfunded pension and OPEB obligation plus equity. Operating leases were discounted using 6.1% at June 30, 2012 and 6.2% at December 31, 2011. The lower discount rate reflects changes to interest rates and our current financing costs. Management believes this is an important measure to management and investors in evaluating the total amount of leverage in our capital structure including off-balance sheet obligations.